EXHIBIT 10.8

             AMENDMENT TO TRIPLE NET LEASE AGREEMENT
             ---------------------------------------

THIS AMENDMENT TO THAT CERTAIN TRIPLE NET LEASE AGREEMENT (the
"Amendment") is made and entered into as of the 14th day of April, 2000, by and between Thomas Construction, Inc., a Missouri corporation ("Tenant"), and 13397 Lakefront Drive, LLC, a
Missouri limited liability company ("Landlord").

                            PREMISES:

     The parties desire to amend the terms pursuant to which Tenant leases certain Premises situated at 13397 Lakefront Drive,
Earth City, Missouri.

     ThermoView Industries, Inc., a Delaware corporation ("ThermoView"), the owner of Tenant, has requested Rodney H. Thomas (the "Shareholder"), an affiliate of Landlord, to exchange certain amounts owed to the Shareholder by ThermoView for 1,113,500 shares of the ThermoView's 12% Cumulative Series D Preferred Stock, and the Shareholder has requested that as part of the consideration for such exchange Tenant and Landlord agree to amend the Lease, but only to the extent, and subject to the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE 1
                            ---------
                       Definition of Terms
                       -------------------

                     [Intentionally omitted]

                            ARTICLE 2
                            ---------
                       Amendments to Lease
                       -------------------

     Such lease is hereby amended in the following respects:

     2.1 ADDITION THERETO. A new paragraph is hereby added at the end of such lease, which new paragraph shall provide in its entirety as follows:

     "Notwithstanding anything in this Lease to the contrary, until such time as ThermoView Industries, Inc., a Delaware corporation ("ThermoView") has redeemed all of the 1,113,500 shares of ThermoView's 12% Cumulative Series D Preferred Stock issued to Rodney H. Thomas (the "Shareholder") pursuant to an Agreement dated April 14, 2000, by and between ThermoView and the Shareholder (the "Shareholder's Series D Stock"), Landlord shall have the right and power to terminate this Lease by delivering a written notice to Tenant specifying a termination date at the end of the month following the month in which such notice was delivered, and upon Tenant's receipt of such notice the term of this Lease shall be deemed to have expired on such termination date."

                            ARTICLE 3
                            ---------
                 Acknowledgment and Ratification
                 -------------------------------

     3.1 RATIFICATION. Except as expressly amended by this Amendment, such lease is and shall be unchanged, and all of the terms, provisions, covenants and agreements thereof or thereto shall remain and continue in full force and effect, and are hereby ratified, reaffirmed and confirmed by the parties. The parties acknowledge that the Landlord, to the extent not a party to this Amendment, under such lease is a third party beneficiary of this Amendment.

                            ARTICLE 4
                            ---------
                       General Provisions
                       ------------------

     4.1 GOVERNING LAW. The laws of the State of Missouri shall govern the construction of this Amendment and the rights and remedies and duties of the parties hereto.

     4.2 SECTION HEADINGS. The section headings contained in this Amendment have been inserted solely for convenience of reference, and shall not be construed as part of this Amendment.

     4.3 COUNTERPARTS. This Amendment may be signed by each party hereto upon a separate copy, in which event all of said copies shall constitute a single counterpart to this Amendment. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. It shall not be necessary, in making proof of this Amendment, to produce or account for more than one such counterpart.

     IN TESTIMONY WHEREOF, the Tenant has caused its duly authorized representative to execute and deliver, and the Landlord has executed and delivered, this Amendment, effective as of the day and year first above written.


13397 Lakefront Drive, LLC         Thomas Construction, Inc.


BY:   /s/  Rodney  H.  Thomas      BY:  /s/ Nelson E. Clemmens
   ---------------------------        ---------------------------

TITLE:                             TITLE: President
      ------------------------            -----------------------


/s/ Rodney H. Thomas
------------------------------
Rodney H. Thomas

                                2